EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE STRATEGIC INCOME FUND
(formerly Eaton Vance Short Duration Strategic Income Fund)
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated March 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Eaton Vance Global Macro Absolute Return Fund’s primary benchmark is now the Bloomberg Global Aggregate Index (USD Hedged).

2.Eaton Vance Global Macro Absolute Return Advantage Fund’s primary benchmark is now the Bloomberg Global Aggregate Index (USD Hedged).

3. Eaton Vance Strategic Income Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43611 5.1.24